                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 July 25, 2000
                                 -------------
               Date of Report (Date of earliest event reported)


                       ARMSTRONG WORLD INDUSTRIES, INC.
                       --------------------------------
            (Exact Name of Registrant as Specified in its Charter)



         Pennsylvania                1-2116                23-0366390
    -------------------------------------------------------------------
    (State of Organization) (Commission File Number)   (I.R.S. Employer
                                                       Identification No.)

           2500 Columbia Avenue Lancaster, Pennsylvania      17603
       --------------------------------------------------------------
       (Address of Registrant's Principal Executive Office)(Zip Code)


                                 (717) 397-0611
                                 --------------
            (Registrant's telephone number, including area code)


                          ARMSTRONG HOLDINGS, INC.
                          ------------------------
           (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                                      23-3033414
        --------------------------------------------------------------
  (State of Organization) (Commission File Number)    (I.R.S. Employer
                                                      Identification No.)


             2500 Columbia Avenue Lancaster, Pennsylvania 17603
             --------------------------------------------------
       (Address of Registrant's Principal Executive Office)(Zip Code)


                                (717) 397-0611
                                --------------
             (Registrant's telephone number, including area code)

Item 5. Other Events
        ------------

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of the Company dated July 25, 2000, reporting its sales and profits for the second quarter of 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        Financial Statements.

              None

        Pro Forma Financial Information.

              None

        Exhibits.

              99 Press Release, dated July 25, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ARMSTRONG WORLD INDUSTRIES, INC.

                                         By: /s/ William C. Rodruan
                                            -----------------------
                                             William C. Rodruan
                                             Vice President and Controller
                                             (Principal Accounting Officer)


                                         ARMSTRONG HOLDINGS, INC.

                                         By: /s/ William C. Rodruan
                                            -----------------------
                                             William C. Rodruan
                                             Vice President and Controller
                                             (Principal Accounting Officer)



Date: July 31, 2000
     ---------------

                                  EXHIBIT INDEX

Exhibit No.  Exhibit
----------   -------

99           Press Release, dated July 25, 2000